SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2010

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Colorado                                    333-01173                                               84-0467907
                  (State or other jurisdiction of incorporation)      (Commission File No.)         (IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado                                                                                80111
(Address of principal executive offices)                                                                                     (Zip Code)

(303) 737-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 7, 2010, the members of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Registrant”) were unanimously re-elected by written consent in lieu of an annual meeting of the Registrant’s sole shareholder, GWL&A Financial Inc., which holds 7,032,000 votes, representing the total issued and outstanding Common Shares of the Registrant.

Director Nominees
James Balog
John L. Bernbach
André Desmarais
Paul Desmarais, Jr.
Mitchell T.G. Graye
Alain Louvel
Raymond L. McFeetors
Jerry E.A. Nickerson
R. Jeffrey Orr

Director Nominees (con’t)

Michel Plessis-Bélair
Henri-Paul Rousseau
Raymond Royer
Philip K. Ryan
T. Timothy Ryan, Jr.
Brian E. Walsh

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2010
         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Richard G. Schultz
Name: Richard G. Schultz
Title: Senior Vice President, General Counsel and Secretary

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